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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                    FORM 8-K

                                  CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 21, 2001



                      STEWART & STEVENSON SERVICES, INC.
           (Exact name of registrant as specified in its charter)


TEXAS                                  0-8493                74-1051605
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                               77008
(Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code:  (713) 868-7700


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Item 5.  OTHER EVENTS.

On November 21, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal Third Quarter Earnings Release and Conference Call Schedule.

Item 7.  EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED NOVEMBER 21, 2001, TITLED STEWART & STEVENSON SERVICES ANNOUNCES FISCAL THIRD QUARTER EARNINGS RELEASE AND CONFERENCE CALL SCHEDULE.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       STEWART & STEVENSON SERVICES, INC.




Date:  November 21, 2001               By: /s/ John H. Doster
                                           Name:   John H. Doster
                                           Title:  Senior Vice President and
                                                   Chief Financial officer